EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Co-Chairman and Chief Executive Officer of Optimal Group Inc. (the “Company”), does hereby certify that to the best of the undersigned’s knowledge:

1)	the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 15, 2007	/s/ Neil S. Wechsler
Neil S. Wechsler
Co-Chairman and
Chief Executive Officer